                               AMENDMENT NO. 2 TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

            This AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of September 30, 2001, among Amkor Technology, Inc. a Delaware corporation (the "Borrower") and the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), amends certain provisions of the Amended and Restated Credit Agreement dated as of March 30, 2001 (as amended, the "Credit Agreement") among the Borrower, the lenders party thereto (collectively the "Lenders"), the issuing banks party thereto, Salomon Smith Barney Inc. ("SSBI"), as sole book manager, Citicorp USA, Inc., as administrative agent (the "Administrative Agent") and as collateral agent (the "Collateral Agent"), SSBI and Deutsche Banc Alex. Brown Inc. ("DBAB"), as arrangers, and DBAB as syndication agent.

            PRELIMINARY STATEMENTS:

            (1) The parties to this Amendment are party to the Credit Agreement. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

            (2) The parties hereto have agreed to amend the Credit Agreement as hereinafter set forth.

            SECTION 1. AMENDMENTS. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

            (a) AMENDMENTS TO ARTICLE I (DEFINITIONS AND ACCOUNTING TERMS).

                  (i) The definition of "Applicable Margin" in Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended and restated in it entirety to read as follows:

                  "Applicable Margin" means (a) for the period beginning on October 1, 2001 through December 31, 2002, (i) with respect to the Term B Facility, 4.00% per annum in the case of Eurodollar Rate Advances and 3.00% per annum in the case of Base Rate Advances and (ii) with respect to the Revolving Credit Facility, 3.75% per annum in the case of Eurodollar Rate Advances and 2.75% per annum in the case of Base Rate Advances, and
      (b) thereafter (i) with respect to the Term B Facility, 3.00% per annum in the case of Eurodollar Rate Advances and 2.00% per annum in the case of Base Rate Advances, and (ii) with respect to the Revolving Credit Facility, a percentage per annum determined by reference to the Leverage Ratio as set forth below:

                                                             BASE RATE     EURODOLLAR
                    LEVERAGE RATIO                           ADVANCES     RATE ADVANCES
Level I
less than or equal to 1.25:1.0                                 1.00%          2.00%

Level II
greater than 1.25:1.0 and less than or equal to 1.75:1.0       1.25%          2.25%

Level III
greater than 1.75:1.0 and less than or equal to 2.25:1.0       1.50%          2.50%

Level IV
greater than 2.25:1.0                                          1.75%          2.75%

      For the purposes of this clause (b)(ii), the Applicable Margin for each Base Rate Advance shall be determined by reference to the Leverage Ratio in effect from time to time and the Applicable Margin for each Eurodollar Rate Advance shall be determined by reference to the Leverage Ratio in effect on the first day of each Interest Period for such Advance; provided, however, that (A) no change in the Applicable Margin shall be effective until three Business Days after the date on which the Administrative Agent receives the financial statements required to be delivered pursuant to Section 5.3(b) or (c), as the case may be, and a certificate of the Chief Financial Officer of the Borrower demonstrating such Leverage Ratio, (B) the Applicable Margin shall be at Level IV for so long as the Borrower has not submitted to the Administrative Agent the information described in clause (A) of this proviso as and when required under Section 5.3(b) or (c), as the case may be and (C) the Applicable Margin shall be at Level IV in the event a Default has occurred and is continuing.

                  (ii) The definition of "EBITDA" in Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended and restated in it entirety to read as follows:

                        "EBITDA" means, for any period, the sum, determined on a Consolidated basis, of (a) Net Income, (b) interest expense, (c) income tax expense, (d) to the extent included in Consolidated Net Income, non-cash foreign currency loss (or less any non-cash foreign currency gain), (e) to the extent included in Net Income, (i) non-cash equity in loss of Affiliates (or less any non-cash equity in income of Affiliates) and (ii) non-cash losses in respect of (A) fixed assets and (B) goodwill associated with acquisitions, (f) depreciation expense and (g) amortization expense, in each case of the Borrower and its Restricted Subsidiaries, determined in accordance with GAAP for such period.

                  (iii) The definition of "Eligible Collateral" in Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                        "Eligible Collateral" means Eligible Receivables.

                  (iv) The definition of "Eligible Inventory" in Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby deleted in its entirety.

                  (v) The definition of "Loan Value" in Section 1.1 (Certain Defined Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                        "Loan Value" means up to 85% of the value of Eligible Receivables.

                  (vi) The following new definition is hereby added after the definition of "Unrestricted Subsidiary" contained in Section 1.1 (Certain Defined Terms) of the Credit Agreement:

                        "Unused Commitment Fee Rate" means (i) for the period beginning on October 1, 2001 through December 31, 2002, 0.75% per annum and (ii) at all other times, 0.50% per annum.

                  (vii) Section 1.3 (Accounting Terms) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 1.3. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.1(g); provided, however, on the effective date of Rules 141 and 142 of the Financial Accounting Standards Board, such accounting principles shall be deemed amended by such rules (such accounting principles, as and when so amended, being hereinafter referred to as "GAAP").

            (b) AMENDMENTS TO ARTICLE II (AMOUNTS AND TERMS OF THE ADVANCES AND THE LETTERS OF CREDIT).

                  (i) Section 2.5(b) (Mandatory Termination or Reduction of the Commitments) of the Credit Agreement is hereby amended by adding a new sub-clause (iii) immediately after sub-clause (ii) to read in its entirety as follows:

                        (iii) On November [6], 2001, the Revolving Credit Facility shall be permanently reduced from $200,000,000 to $100,000,000 and each Revolving Credit Lender's Revolving Credit Commitment shall be ratably reduced in accordance with such Revolving Credit Lender's Pro Rata Share.

                  (ii) Section 2.8(a) (Fees) of the Credit Agreement is hereby amended by replacing the phrase "the rate of 1/2 of 1% per annum" in the seventh line thereof with the phrase "the Unused Commitment Fee Rate".

            (c) AMENDMENTS TO ARTICLE V (COVENANTS OF THE BORROWER).

                  (i) Section 5.1(p) (Conditions Subsequent) of the Credit Agreement is hereby amended by adding a new sub-clause (ii) immediately after sub-clause (i) to read in its entirety as follows:

                        (ii) Deliver to the Administrative Agent as soon as possible and in any event no later than [December 3, 2001], in form and substance reasonably acceptable to the Administrative Agent, control account agreements executed by the Borrower and acknowledged by the appropriate securities intermediary, for the cash investment accounts listed below:

                  COMPANY                       BANK              ACCOUNT #
                  Amkor Technology, Inc.        JP Morgan         5011091
                                                Merrill Lynch     550-07798
                                                ABN AMRO          6656

                  Amkor Technology Limited      JP Morgan         5013702

                  (ii) Clause (iii) of Section 5.2(f) (Investments in Other Persons) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                        (iii) Investments by the Borrower and its Restricted Subsidiaries in cash and Cash Equivalents; provided, however, that from and after December 3, 2001 any Cash Equivalents (other than customary overnight investments from deposit accounts) shall be held in a securities account with respect to which the Collateral Agent has "control" (as defined in the Uniform Commercial Code as in effect in the State of New
      York), pursuant to a control account agreement reasonably acceptable to the Administrative Agent and provided further, however, prior to December 31, 2001 the Borrower and its Restricted Subsidiaries may maintain (but not renew) Investments in short-term Korean bank deposits existing on November 1, 2001.

                  (iii) Section 5.2(f) (Investments in Other Persons) of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

      Notwithstanding anything in this Section 5.2(f) to the contrary, during the period commencing on October 1, 2001 and ending on December 31, 2002, cash Investments made pursuant to clauses (ii), (vii) and (x) above shall not exceed $40,000,000 in the aggregate (net of (x) cash returns received on such Investments made during such period and (y) Net Cash Proceeds received in any transaction or series of transactions where any such cash Investment is made and, in connection with such cash Investment, cash is paid, repaid or refunded in the issuance of, or in exchange for, Equity Interests of the Borrower during such period).

                  (iv) Section 5.2(o) (Capital Expenditures) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

      Notwithstanding anything in this clause (o) to the contrary, the Borrower will not at any time permit Capital Expenditures during each fiscal quarter ending on December 31, 2001, March 31, 2002, June 30, 2002, September 31, 2002 and December 31, 2002 to exceed $25,000,000 in any such quarter; provided that the unused portion of Capital Expenditures permitted in any such fiscal quarter (including any amount carried over from a previous quarter pursuant to this proviso) and not used in such quarter may be carried over and added to the amount otherwise permitted in the immediately succeeding fiscal quarter, through the fiscal quarter ending December 31, 2002.

                  (v) Section 5.3(m) (Borrowing Base Certificate) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                        (m) Borrowing Base Certificate. Within ten Business Days after the end of each month, a Borrowing Base Certificate, as at the end of the previous month, certified by the chief financial officer of the Borrower.

                  (vi) Section 5.3 (Reporting Requirements) of the Credit Agreement is hereby amended by renaming clause (o) as clause (p) and inserting a new clause (o) immediately after clause (n) thereof to read in its entirety as follows:

                        (o) Monthly Financials. As soon as available and in any event within 30 days after the end of each fiscal month (other than a fiscal month that is the last month of a fiscal quarter) through the month ending December, 2002, an unaudited Consolidated statement of income and an unaudited Consolidated summary of cash flows of the Borrower and its Subsidiaries for (i) the period commencing at the end of the previous fiscal month and ending with the end of such fiscal month and (ii) that portion of the current Fiscal Year ending as of the close of such fiscal month, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of the Borrower as having been prepared in accordance with GAAP, together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the covenants contained in Section 5.4, provided that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.4, a statement of reconciliation conforming such financial statements to GAAP.

                  (vii) Section 5.4 (Financial Covenants) of the Credit Agreement is hereby amended in its entirety to read as follows:

                        (a) Fixed Charge Coverage Ratio; Revolving Credit Availability. Maintain at all times from and after January 1, 2003, (i) a Fixed Charge Coverage Ratio of not less than 1.10:1 and (ii) as at the last day of each Measurement Period, a Revolving Credit Availability of not less than $50,000,000.

                        (b) Leverage Ratio. Maintain at all times a Leverage Ratio of not more than the amount set forth below for each period set forth below:

                        QUARTER ENDING                        RATIO
                        March 31, 2003                        2.25:1
                        June 30, 2003                         2.25:1
                        September 30, 2003                    2.25:1
                        December 31, 2003                     2.25:1
                        March 31, 2004                        2.00:1
                        June 30, 2004                         2.00:1
                        September 30, 2004                    2.00:1
                        December 31, 2004                     2.00:1
                        March 31, 2005                        2.00:1
                        June 30, 2005                         2.00:1
                        September 30, 2005                    2.00:1

                        (c) Interest Coverage Ratio. Maintain at all times an Interest Coverage Ratio of not less than the amount set forth below for each period set forth below:

                        QUARTER ENDING                        RATIO
                        March 31, 2003                        4.00:1
                        June 30, 2003                         4.00:1
                        September 30, 2003                    4.00:1
                        December 31, 2003                     4.00:1
                        March 31, 2004                        4.00:1
                        June 30, 2004                         4.00:1
                        September 30, 2004                    4.00:1
                        December 31, 2004                     4.00:1
                        March 31, 2005                        4.00:1
                        June 30, 2005                         4.00:1
                        September 30, 2005                    4.00:1

                        (d) Tangible Net Worth. The Borrower will not permit Tangible Net Worth at any time on or after January 1, 2003 to be less than
      (i) 90% of the Tangible Net Worth on September 30, 2001 plus (ii) 50% of the sum of Consolidated Net Income of the Borrower and its Restricted Subsidiaries for each fiscal quarter beginning with the first quarter after September 30, 2001 (without reduction for losses) plus (iii) the amount of Net Cash Proceeds from issuances of Equity Interests received by the Borrower since September 30, 2001. For the quarter ending September 30, 2001, the Tangible Net Worth will not include any write down of Equity Interests in Anam proceeds from issuances of Equity Interests received by the Borrower since the Effective Date.

                        (e) Minimum EBITDA. Maintain for each Measurement Period ending on the last day of each fiscal quarter set forth below, EBITDA of not less than the amount set forth below opposite such fiscal quarter:

                        QUARTER ENDING                        AMOUNT
                        September 30, 2001                    $330,000,000
                        December 31, 2001                     $145,000,000
                        March 31, 2002                        $60,000,000
                        June 30, 2002                         $55,000,000
                        September 30, 2002                    $95,000,000
                        December 31, 2002                     $150,000,000

                        (f) Minimum Daily Liquidity. Maintain (i) on September 30, 2001 the sum of (x) Revolving Credit Availability and (y) cash and Cash Equivalents of not less than $350,000,000 and (ii) on each day during each fiscal quarter set forth below the sum on such day of (x) Revolving Credit Availability and (y) cash and Cash Equivalents of not less than the amount set forth below opposite such quarter:

                        QUARTER ENDING                        AMOUNT
                        December 31, 2001                     $125,000,000
                        March 31, 2002                        $90,000,000
                        June 30, 2002                         $75,000,000
                        September 30, 2002                    $85,000,000
                        December 31, 2002                     $110,000,000

            SECTION 2. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied:

            (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment;

            (b) each Subsidiary Guarantor shall have executed a consent to this Amendment in the form attached hereto;

            (c) the Borrower shall have prepaid (x) the Term B Advances in an aggregate amount equal to $125,000,000 and such prepayment shall be applied in accordance with Section 2.6(c) of the Credit Agreement and (y) the Revolving Credit Advances to the extent required under Section 2.6(b)(iii) of the Credit Agreement; and

            (d) the Administrative Agent shall have received from the Borrower
(x) for the account of each Lender that has executed this Amendment and delivered evidence thereof satisfactory to the Administrative Agent at or before 5:00 p.m. New York City time on November [6], 2001, an amendment fee equal to 0.125% of the aggregate amount of the outstanding Term B Advances and Revolving Credit Commitments of each such Lender as of such date and (y) the fees set forth in that certain fee letter dated November [6], 2001 from Salomon Smith Barney Inc. to the Company.

Furthermore this Amendment is subject to the provisions of Section 8.1 of the Credit Agreement.

            SECTION 3. WAIVER. The Required Lenders hereby waive: (a) any Default or Event of Default that may have occurred prior to the Amendment Effective Date as a result of any failure of the Borrower to comply with the financial covenants contained in Section 5.4 of the Credit Agreement (prior to the amendment thereof pursuant to this Amendment) and (b) any notice of prepayment that may be required under Section 2.6(a) of the Credit Agreement in connection with the prepayment of the Term B Advances pursuant to Section 2(c) of this Amendment. This waiver does not extend to any financial covenant contained in the Credit Agreement after giving effect to this Amendment.

            SECTION 4. CONSTRUCTION WITH THE LOAN DOCUMENTS.

            (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. The table of contents, signature pages and list of Exhibits and Schedules of the Credit Agreement shall be modified to reflect the changes made in this Amendment as of the Amendment Effective Date.

            (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the

Issuing Banks, the Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

            (d) This Amendment is a Loan Document.

            SECTION 5. GOVERNING LAW. This Amendment is governed by the law of the State of New York.

            SECTION 6. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that each of the representations and warranties made by the Borrower in the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrower is a party or by which the Borrower is bound, shall be true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date) and no Default or Event of Default has occurred and is continuing as of the date hereof.

            SECTION 7. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                        AMKOR TECHNOLOGY, INC.,


                                        By  /s/ Kenneth T. Joyce
                                           ---------------------------------
                                           Name:  Kenneth T. Joyce
                                           Title: Executive Vice President
                                                  and Chief Financial Officer


                                        CITICORP USA, INC.,
                                        as Administrative Agent


                                        By
                                           ---------------------------------
                                           Name:
                                           Title:



        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                        AMKOR TECHNOLOGY, INC.,


                                        By
                                           ---------------------------------
                                           Name:
                                           Title:


                                        CITICORP USA, INC.,
                                        as Administrative Agent


                                        By  /s/ Suzanne Crymes
                                           ---------------------------------
                                           Name: Suzanne Crymes
                                           Title: Vice President






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                        ABN AMRO BANK N.V.


                                        By  /s/ Natalie Smith
                                           ---------------------------------
                                           Name:  Natalie Smith
                                           Title: Vice President



                                        By  /s/ Jana Dombrowski
                                           ---------------------------------
                                           Name:  Jana Dombrowski
                                           Title: Vice President



        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    AERIES FINANCE-II LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-Managing Agent


                                    By  /s/ Joseph Rotondo
                                       ---------------------------------
                                       Name:  JOSEPH ROTONDO
                                       Title: AUTHORIZED SIGNATORY




        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    AIM FLOATING RATE FUND
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Attorney in fact


                                    By  /s/ Joseph Rotondo
                                       ---------------------------------
                                       Name:  JOSEPH ROTONDO
                                       Title: AUTHORIZED SIGNATORY





        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    AMARA-I FINANCE, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-advisor


                                    By  /s/ Joseph Rotondo
                                       ---------------------------------
                                       Name:  JOSEPH ROTONDO
                                       Title: AUTHORIZED SIGNATORY






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    AMARA 2 FINANCE, LTD.
                                    By: INVESCO Senior Secured Management, Inc.
                                        As Sub-Advisor


                                    By  /s/ Joseph Rotondo
                                       ---------------------------------
                                       Name:  JOSEPH ROTONDO
                                       Title: AUTHORIZED SIGNATORY





        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ARES Leveraged Investment Fund II, L.P.

                                    By:   ARES Management II, L.P.
                                    Its:  General Partner




                                    By  /s/ Christopher N. Jacobs
                                       ---------------------------------
                                       Title: CHRISTOPHER N. JACOBS
                                                  VICE PRESIDENT





        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ARES III CLO Ltd.

                                    By:   ARES CLO Management LLC,
                                          Investment Manager




                                    By  /s/ Christopher N. Jacobs
                                       ---------------------------------
                                             CHRISTOPHER N. JACOBS
                                                 VICE PRESIDENT



        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ARES IV CLO Ltd.

                                    By:  ARES CLO Management IV, L.P.,
                                         Investment Manager

                                    By:  ARES CLO GP IV, LLC,
                                         Its Managing Member




                                    By  /s/ Christopher N. Jacobs
                                       ---------------------------------
                                       Name:   CHRISTOPHER N. JACOBS
                                       Title:      VICE PRESIDENT



        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ARES Leveraged Investment Fund II, L.P.

                                    By:   ARES Management II, L.P.
                                    Its:  General Partner




                                    By  /s/ Christopher N. Jacobs
                                       ---------------------------------
                                       Title:   CHRISTOPHER N. JACOBS
                                                   VICE PRESIDENT







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ARES III CLO Ltd.

                                    By:  ARES CLO Management LLC,
                                         Investment Manager




                                    By  /s/ Christopher N. Jacobs
                                       ---------------------------------
                                             CHRISTOPHER N. JACOBS
                                                 VICE PRESIDENT







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ARES IV CLO Ltd.

                                    By:  ARES CLO Management IV, L.P.,
                                         Investment Manager

                                    By:  ARES CLO GP IV, LLC,
                                         Its Managing Member


                                    By  /s/ Christopher N. Jacobs
                                       ---------------------------------
                                       Name:   CHRISTOPHER N. JACOBS
                                       Title:     VICE PRESIDENT


        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    AVALON CAPITAL LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor



                                    By  /s/ Joseph Rotondo
                                       ---------------------------------
                                       Name:  JOSEPH ROTONDO
                                       Title: AUTHORIZED SIGNATORY





        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    AVALON CAPITAL LTD. 2
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor



                                    By  /s/ Joseph Rotondo
                                       ---------------------------------
                                       Name:  JOSEPH ROTONDO
                                       Title: AUTHORIZED SIGNATORY





        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                        AMMC CDO I, LIMITED
                                        BY: AMERICAN MONEY MANAGEMENT CORP.,
AMENDMENT TO THE AMENDED                    AS COLLATERAL MANAGER
AND RESTATED CREDIT AGREEMENT           ---------------------------------
DATED MARCH 30, 2001 AMONG              as Lender
AMKOR TECHNOLOGY, INC. AND
ITS SUBSIDIARIES
                                        By  /s/ David P. Meyer
                                           ---------------------------------
                                           Name:  DAVID P. MEYER
                                           Title: VICE PRESIDENT



        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                        AMMC CDO II, LIMITED
                                        BY: AMERICAN MONEY MANAGEMENT CORP.,
AMENDMENT TO THE AMENDED                    AS COLLATERAL MANAGER
AND RESTATED CREDIT AGREEMENT           ---------------------------------
DATED MARCH 30, 2001 AMONG              as Lender
AMKOR TECHNOLOGY, INC. AND
ITS SUBSIDIARIES
                                        By  /s/ David P. Meyer
                                           ---------------------------------
                                           Name:  DAVID P. MEYER
                                           Title: VICE PRESIDENT



        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    APEX (IDM) CDO I, LTD., as a Lender

                                    By: Institutional Debt Management, Inc.,
                                        as Collateral Manager


                                    By  /s/ EA Kratzman
                                       ---------------------------------
                                    Name:  EA Kratzman
                                    Title: Managing Director


        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                         CONSENT OF SUBSIDIARY GUARANTOR


                                            Dated as of September 30, 2001


      Each of the undersigned corporations, as a Subsidiary Guarantor under the Subsidiary Guaranty dated April 28, 2000 (as confirmed by the Guaranty and Security Confirmation dated as of March 30, 2001, the "Subsidiary Guaranty") in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.


                                    GUARDIAN ASSETS, INC.


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:



        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ------------------------------------,
                                    as Lender


                                    By
                                       ---------------------------------
                                       Name:
                                       Title:



        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Bank of China, New York Branch,
                                    as Lender


                                    By: /s/ Bailin Zheng
                                       ---------------------------------
                                       Name:  Bailin Zheng
                                       Title: General Manager





        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    The Bank of Nova Scotia,
                                    as Lender


                                    By: /s/ Todd S. Meller
                                       ---------------------------------
                                       Name:  TODD S. MELLER
                                       Title: MANAGING DIRECTOR





        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Bank of Tokyo-Mitsubishi Trust
                                    as Lender


                                    By: /s/ Heather Zimmermann
                                       ---------------------------------
                                       Name:  H. Zimmermann
                                       Title: Vice President




        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Bankers Trust Company,
                                    as Lender


                                    By: /s/ Mary Jo Jolly
                                       ---------------------------------
                                       Name:        MARY JO JOLLY
                                       Title:  ASSISTANT VICE PRESIDENT





        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    BARCLAYS BANK PLC,
                                    as Lender


                                    By: /s/ John Giannone
                                       ---------------------------------
                                       Name:  John Giannone
                                       Title: Director





        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Black Diamond International Funding, Ltd., as Lender


                                    By: /s/ Alan Corkish
                                       ---------------------------------
                                       Name:  Alan Corkish
                                       Title: Director






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Black Diamond CLO 1998-1 Ltd.,
                                    as Lender


                                    By: /s/ Alan Corkish
                                       ---------------------------------
                                       Name:  Alan Corkish
                                       Title: Director







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Black Diamond CLO 2000-1 Ltd.,
                                    as Lender


                                    By: /s/ Alan Corkish
                                       ---------------------------------
                                       Name:  Alan Corkish
                                       Title: Director






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    BNP PARIBAS,
                                    as Lender


                                    By: /s/ Stuart Darby
                                       ---------------------------------
                                       Name:  Stuart Darby
                                       Title: Vice President



                                       /s/  Robert Mimaki
                                    ------------------------------------
                                            Robert Mimaki
                                            Vice President




        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Captiva Finance Ltd.,
                                    as Lender


                                    By: /s/
                                       ---------------------------------
                                       Name:
                                       Title:






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    CENTURION CDO II, LTD.

                                    BY:  AMERICAN EXPRESS ASSET MANAGEMENT
                                         GROUP INC. AS COLLATERAL MANAGER

                                    ------------------------------------,
                                    as Lender


                                    By: /s/ Lynn A. Hopton
                                       ---------------------------------
                                       Name:  LYNN A. HOPTON
                                       Title: SENIOR MANAGING DIRECTOR





        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    CERES II FINANCE LTD.
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Sub-Managing Agent (Financial)



                                    By /s/ Joseph Rotondo
                                       ---------------------------------
                                       Name:  JOSEPH ROTONDO
                                       Title: AUTHORIZED SIGNATORY






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    CHARTER VIEW PORTFOLIO
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Investment Advisor



                                    By  /s/  Joseph Rotondo
                                       ---------------------------------
                                       Name:  JOSEPH ROTONDO
                                       Title: AUTHORIZED SIGNATORY







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Citadel Hill 2000, Ltd,
                                    ------------------------------------
                                    as Lender



                                    By  /s/ N. Karsiotis
                                       ---------------------------------
                                       Name:  N. Karsiotis
                                       Title: Authorized Signatory







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    CITIBANK, N.A.,
                                    as Lender



                                    By  /s/ Suzanne Crymes
                                       ---------------------------------
                                       Name:  Suzanne Crymes
                                       Title: Vice President






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Clydesdale CLO 2001-1, LTD.
                                    as Lender



                                    By  /s/ Rick Stewart
                                       ---------------------------------
                                       Name:  Rick Stewart
                                       Title: Director


                                    By Nomura Corporate Research and
                                    Asset Management Inc. as Collateral Manager







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    COLISEUM FUNDING LTD.
                                    as Lender



                                    By  Travelers Asset Management
                                        International Company LLC



                                    By  /s/ Matthew J. McInerny
                                       ---------------------------------
                                       Name:  Matthew J. McInerny
                                       Title: Assistant Investment Officer







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    COLUMBUS LOAN FUNDING LTD.
                                    as Lender

                                    By  Travelers Asset Management
                                        International Company LLC



                                    By  /s/ Matthew J. McInerny
                                       ---------------------------------
                                       Name:  Matthew J. McInerny
                                       Title: Assistant Investment Officer






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Comerica Bank, as Lender



                                    By  /s/ Robert P. Wilson
                                       ---------------------------------
                                       Name:  Robert P. Wilson
                                       Title: AVP








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    CPF Asset Advisory - Asset Manager for
                                    PROMETHEUS INVESTMENT FUNDING I LLC,
                                    as Lender



                                    By  /s/ Elizabeth H. Tallmadge
                                       ---------------------------------
                                       Name:   ELIZABETH H. TALLMADGE
                                       Title:     MANAGING DIRECTOR
                                              CHIEF INVESTMENT OFFICER




                                    By  /s/ Ajay Nanda
                                       ---------------------------------
                                       Name:        AJAY NANDA
                                       Title:  ASSOCIATE DIRECTOR







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    CSAM Funding I
                                    as Lender



                                    By  /s/ Andrew Marshak
                                       ---------------------------------
                                       Name:  Andrew Marshak
                                       Title: Authorized Signatory







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Cypress Tree Investment Partners I, Ltd., as Lender

                                    By:  Cypress Tree Investment Management
                                         Company, Inc., as Portfolio Manager



                                    By  /s/ P. Jeffrey Huth
                                       ---------------------------------
                                       Name:  P. Jeffrey Huth
                                       Title: Principal






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Cypress Tree Investment Partners II, Ltd., as Lender

                                    By:  Cypress Tree Investment Management
                                         Company, Inc., as Portfolio Manager



                                    By  /s/ P. Jeffrey Huth
                                       ---------------------------------
                                       Name:  P. Jeffrey Huth
                                       Title: Principal







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ELC (CAYMAN) LTD. CDO SERIES 1999-1,
                                    as a Lender

                                    By:  Institutional Debt Management, Inc.,
                                         as Collateral Manager



                                    By  /s/ EA Kratzman
                                       ---------------------------------
                                       Name:  EA Kratzman
                                       Title: Managing Director








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ELC (CAYMAN) LTD., as a Lender

                                    By:  Institutional Debt Management, Inc.,
                                         as Collateral Manager



                                    By  /s/ EA Kratzman
                                       ---------------------------------
                                       Name:  EA Kratzman
                                       Title: Managing Director








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ELC (CAYMAN) LTD. 1999-III, as a Lender

                                    By:  Institutional Debt Management, Inc.,
                                         as Collateral Manager



                                    By  /s/ EA Kratzman
                                       ---------------------------------
                                       Name:  EA Kratzman
                                       Title: Managing Director








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ELC (CAYMAN) LTD. 2000-1, as a Lender

                                    By:  Institutional Debt Management, Inc.,
                                         as Collateral Manager



                                    By  /s/ EA Kratzman
                                       ---------------------------------
                                       Name:  EA Kratzman
                                       Title: Managing Director








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ELC (CAYMAN) LTD. 1999-II, as a Lender

                                    By:  Institutional Debt Management, Inc.,
                                         as Collateral Manager



                                    By  /s/ EA Kratzman
                                       ---------------------------------

                                    Name:  EA Kratzman
                                    Title: Managing Director






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    ELT LTD.,
                                    as Lender


                                    By  /s/ Ann E. Morris
                                       ---------------------------------
                                       Name:  Ann E. Morris
                                       Title: Authorized Agent








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Erste Bank,
                                    as Lender


                                    By  /s/ John Fay
                                       ---------------------------------
                                       Name:           JOHN FAY
                                       Title:       VICE PRESIDENT
                                              ERSTE BANK NEW YORK BRANCH


                                    By  /s/ John S. Runnion
                                       ---------------------------------
                                       Name:       JOHN S. RUNNION
                                                   MANAGING DIRECTOR
                                              ERSTE BANK NEW YORK BRANCH






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    First Allmerica Financial Life Insurance
                                    Company, as Lender

                                    By:  Cypress Tree Investment Management
                                         Company, Inc., as Attorney-in-Fact
                                         for, on behalf of, and as Portfolio
                                         Manager for First Allmerica Financial
                                         Life Insurance Company


                                    By  /s/ P. Jeffrey Huth
                                       ---------------------------------
                                       Name:  P. Jeffrey Huth
                                       Title: Principal






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    First Dominion Funding II
                                    as Lender


                                    By  /s/ Andrew Marshak
                                       ---------------------------------
                                    Name:  Andrew Marshak
                                    Title: Authorized Signatory








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    First Union National Bank,
                                    as Lender


                                    By  /s/ Shawn C. Young
                                       ---------------------------------
                                       Name:  Shawn C. Young
                                       Title: Assistant Vice President








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Galaxy CLO 1999-1, Ltd.,
                                    By:  SAI Investment Advisor, Inc
                                         Its Collateral Manager
                                         as Lender


                                    By  /s/ Thomas G. Brandt
                                       ---------------------------------
                                       Name:  Thomas G. Brandt
                                       Title: Authorized Agent







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Sankaty Advisors, LLC as Collateral
                                    Manager for Great Point CLO 1999-1
                                    LTD., as Term Lender

                                       ---------------------------------,
                                       as Lender


                                       By  /s/ Diane J. Exter
                                          ------------------------------
                                          Name:  DIANE J. EXTER
                                          Title: MANAGING DIRECTOR
                                                 PORTFOLIO MANAGER






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Harbour Town Funding Trust,
                                    as Lender


                                    By  /s/ Ann E. Morris
                                       ---------------------------------
                                       Name:  Ann E. Morris
                                       Title: Authorized Agent







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    HarbourView CDO II Ltd., Fund
                                    as Lender


                                    By  /s/ Lisa Chaffee
                                       ---------------------------------
                                       Name:  LISA CHAFFEE
                                       Title: MANAGER








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    IBM Credit Corporation,
                                    as Lender


                                    By  /s/ Thomas S. Curcio
                                       ---------------------------------
                                       Name:  Thomas S. Curcio
                                       Title: Manager of Credit






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    The Industrial Bank of Japan, Ltd.
                                    as Lender


                                    By  /s/ Andreas Panteli
                                       ---------------------------------
                                       Name:  Andreas Panteli
                                       Title: Senior Vice President







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    J.H. Walthem Market Value Fund., L.P.
                                    as Lender


                                    By  /s/ Kevin J. Cohen
                                       ---------------------------------
                                       Name:  Kevin J. Cohen
                                       Title: Authorized Signatory








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    KZH CYPRESSTREE-1 LLC,
                                    as Lender


                                    By  /s/ Susan Lee
                                       ---------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    KZH SHOSHONE LLC,
                                    as Lender


                                    By  /s/ Susan Lee
                                       ---------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    KZH SOLEIL LLC
                                    as Lender


                                    By  /s/ Susan Lee
                                       ---------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    KZH SOLEIL-2 LLC,
                                    as Lender


                                    By  /s/ Susan Lee
                                       ---------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent









        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    KZH STERLING LLC,
                                    as Lender


                                    By  /s/ Susan Lee
                                       ---------------------------------
                                       Name:  Susan Lee
                                       Title: Authorized Agent







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    LIBERTY-STEIN ROE ADVISOR FLOATING
                                    RATE ADVANTAGE FUND, by Stein Roe &
                                    Farnham Incorporated As Advisor,
                                    as Lender


                                    By  /s/ James R. Fellows
                                       ---------------------------------
                                       Name:  James R. Fellows
                                       Title: Sr. Vice President &
                                              Portfolio Manager








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    LONG LANE MASTER TRUST IV
                                    as Lender

                                    By: Fleet National Bank as Trust
                                        Administrator




                                    By  /s/ Kevin Kearns
                                       ---------------------------------
                                       Name:  Kevin Kearns
                                       Title: Managing Director








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    MASTER SENIOR FLOATING RATE TRUST,
                                    as Lender



                                    By  /s/ Harsh Jaggi
                                       ---------------------------------
                                       Name:  HARSH JAGGI
                                       Title: AUTHORIZED SIGNATORY









        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.
                                        as Lender



                                        By  /s/ Harsh Jaggi
                                           ---------------------------------
                                           Name:  HARSH JAGGI
                                           Title: AUTHORIZED SIGNATORY









        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                    BANK LOAN INCOME PORTFOLIO
                                    By:  Merrill Lynch Investment Managers, L.P.
                                         as Investment Advisor, as Lender


                                    By  /s/ Harsh Jaggi
                                       ---------------------------------
                                       Name:  HARSH JAGGI
                                       Title: AUTHORIZED SIGNATORY









        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Metropolitan Property and Casualty
                                    Insurance Company, as Lender


                                    By  /s/ James R. Dingler
                                       ---------------------------------
                                       Name:  James R. Dingler
                                       Title: Director








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Metropolitan Property and Casualty
                                    Insurance Company, as Lender


                                    By  /s/ James R. Dingler
                                       ---------------------------------
                                       Name:  James R. Dingler
                                       Title: Director









        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                   NORTH AMERICAN SENIOR FLOATING RATE FUND INC.
                                        BY: STANFIELD CAPITAL PARTNERS LLC
                                                   AS SUBADVISOR



                                   as Lender


                                   By  /s/ Gregory L. Smith
                                      -------------------------------------
                                      Name:  Gregory L. Smith
                                      Title: Partner









        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Northwoods Capital II, Limited
                                    Angelo, Gordon & Co., as Collateral Manager


                                    By  /s/ John W. Fraser
                                       -------------------------------------
                                       Name:  JOHN W. FRASER
                                       Title: MANAGING DIRECTOR








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Northwoods Capital III, Limited
                                    Angelo, Gordon & Co., as Collateral Manager


                                    By  /s/ John W. Fraser
                                       -------------------------------------
                                       Name:  JOHN W. FRASER
                                       Title: MANAGING DIRECTOR







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    OASIS COLLATERALIZED HIGH INCOME
                                    PORTFOLIO-1, LTD
                                    By:  INVESCO Senior Secured Management, Inc.
                                         As Subadvisor



                                        By  /s/ Joseph Rotondo
                                           ---------------------------------
                                           Name:  JOSEPH ROTONDO
                                           Title: AUTHORIZED SIGNATORY








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    OCTAGON INVESTMENT PARTNERS II, LLC
                                    By:  Octagon Credit Investors, LLC
                                         as sub-investment manager


                                        ------------------------------------
                                        as Lender


                                        By  /s/ Michael B. Nechamkin
                                           ---------------------------------
                                           Name:  Michael B. Nechamkin
                                           Title: Portfolio Manager








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    OCTAGON INVESTMENT PARTNERS III, LTD.
                                    By:  Octagon Credit Investors, LLC
                                         as Portfolio Manager



                                    ------------------------------------
                                    as Lender


                                    By  /s/ Michael B. Nechamkin
                                       ---------------------------------
                                       Name:  Michael B. Nechamkin
                                       Title: Portfolio Manager








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    OCTAGON INVESTMENT PARTNERS IV, LTD.
                                    By:  Octagon Credit Investors, LLC
                                         as collateral manager



                                    ------------------------------------
                                    as Lender


                                    By  /s/ Michael B. Nechamkin
                                       ---------------------------------
                                       Name:  Michael B. Nechamkin
                                       Title: Portfolio Manager







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Oppenheimer Senior Floating Rate Fund
                                    as Lender


                                    By  /s/ Lisa Chaffee
                                       ---------------------------------
                                       Name:  LISA CHAFFEE
                                       Title: MANAGER









        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Seaboard CLO 2000 Ltd.,
                                    as Lender

                                    By:  ORIX Capital Markets, LLC
                                            Collateral Manager


                                    By  /s/ Sheppard H.C. Davis, Jr.
                                       ---------------------------------
                                       Name:  Sheppard H.C. Davis, Jr.
                                       Title: Managing Director







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Sankaty Advisors, LLC as Collateral
                                    Manager for Great Point CLO 1999-1
                                    LTD., as Term Lender


                                        ------------------------------------,
                                        as Lender


                                        By  /s/ Diane J. Exter
                                           ---------------------------------
                                           Name:  DIANE J. EXTER
                                           Title: MANAGING DIRECTOR
                                                  PORTFOLIO MANAGER








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Sankaty High Yield Asset Partners, L.P.



                                        ------------------------------------,
                                        as Lender


                                        By  /s/ Diane J. Exter
                                           ---------------------------------
                                           Name:  DIANE J. EXTER
                                           Title: MANAGING DIRECTOR
                                                  PORTFOLIO MANAGER








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Sankaty High Yield Partners III, L.P.



                                        ------------------------------------,
                                        as Lender


                                        By  /s/ Diane J. Exter
                                           ---------------------------------
                                           Name:  DIANE J. EXTER
                                           Title: MANAGING DIRECTOR
                                                  PORTFOLIO MANAGER








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Sankaty High Yield Partners II, L.P.


                                        ------------------------------------,
                                        as Lender


                                        By  /s/ Diane J. Exter
                                           ---------------------------------
                                           Name:  DIANE J. EXTER
                                           Title: MANAGING DIRECTOR
                                                  PORTFOLIO MANAGER









        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

            SEQUILS PILGRIM-1 Ltd.
            By: ING Pilgrim Investments           Robert L. Wilson
            as its investment manager              Vice President
                                           ---------------------------------,
                                           as Lender


ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
BY: ING PILGRIM INVESTMENTS                By  /s/
    AS ITS INVESTMENT MANAGER                 ------------------------------
                                              Name
                                              Title:







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Sierra CLO-I
                                    as Lender


                                    By  /s/ John M. Casparian
                                       ----------------------------------
                                       Name:  John M. Casparian
                                       Title: Chief Operating Officer
                                              Centre Pacific, LLC, Manager







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Societe Generale,
                                    as Lender


                                    By  /s/ Migdalia Lagoa
                                       ---------------------------------
                                       Name:  Migdalia Lagoa
                                       Title: Managing Director







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Stanfield/RMF Transatlantic CDO Ltd.
                                    By: Stanfield Capital Partners LLC
                                        as its Collateral Manager


                                        ------------------------------------,
                                        as Lender


                                        By  /s/ Gregory L. Smith
                                           ---------------------------------
                                           Name:     GREGORY L. SMITH
                                           Title:        PARTNER






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Stanfield CLO Ltd.
                                    By: Stanfield Capital Partners LLC
                                        as its Collateral Manager


                                        ------------------------------------,
                                        as Lender


                                        By  /s/ Gregory L. Smith
                                           ---------------------------------
                                           Name:     GREGORY L. SMITH
                                           Title:        PARTNER







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    STANFIELD ARBITRAGE CDO, LTD.
                                    BY: STANFIELD CAPITAL PARTNERS LLC
                                        AS ITS COLLATERAL MANAGER


                                        ------------------------------------,
                                        as Lender


                                        By  /s/ Gregory L. Smith
                                           ---------------------------------
                                           Name:     GREGORY L. SMITH
                                           Title:        PARTNER






        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    The Sumitomo Trust and Banking Co., Ltd.,
                                    New York Branch as Lender



                                    By  /s/ Frances E. Wynne
                                       -------------------------------------
                                       Name:  Frances E. Wynne
                                       Title: Vice President







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                        Toronto Dominion (New York), Inc.,
                                        as Lender


                                        By  /s/ Stacey L. Malek
                                           ---------------------------------
                                           Name:  Stacey L. Malek
                                           Title: Vice President









        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    THE TRAVELERS INSURANCE COMPANY
                                    as Lender



                                    By  /s/ Matthew J. McInerny
                                       ---------------------------------
                                       Name:  Matthew J. McInerny
                                       Title: Assistant Investment Officer







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    TRYON CLO LTD. 2000-1, as a Lender

                                    By: Institutional Debt Management, Inc.,
                                        as Collateral Manager



                                    By  /s/ EA Kratzman
                                       ---------------------------------

                                    Name:  EA Kratzman
                                    Title: Managing Director








        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                                    Windsor Loan Funding, Limited
                                    By: Stanfield Capital Partners LLC
                                        as its Investment Manager

                                        ------------------------------------
                                        as Lender


                                        By  /s/ Gregory L. Smith
                                           ---------------------------------
                                           Name:  GREGORY L. SMITH
                                           Title:     PARTNER







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]

                         CONSENT OF SUBSIDIARY GUARANTOR


                         Dated as of September 30, 2001


            Each of the undersigned corporations, as a Subsidiary Guarantor under the Subsidiary Guaranty dated April 28, 2000 (as confirmed by the Guaranty and Security Confirmation dated as of March 30, 2001, the "Subsidiary Guaranty") in favor of the Secured Parties under the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.


                                        GUARDIAN ASSETS, INC.


                                        By:  /s/  Kenneth T. Joyce
                                           --------------------------------
                                           Name:  Kenneth T. Joyce
                                           Title: Chief Financial Officer







        [SIGNATURE PAGE TO AMENDMENT NO. 2 AMKOR TECHNOLOGY INC. AMENDED
                         AND RESTATED CREDIT AGREEMENT]